Exhibit 99.1

Mannatech Announces Results of

Annual Shareholders’ and Board of Directors Meetings

Shareholders approved all proposals,

New President and CEO Badovinus joins Board of Directors

Coppell, Texas, June 19, 2008—Mannatech, Incorporated (NASDAQ – MTEX), a leading developer and provider of dietary supplements and skin care solutions, announced that its shareholders passed all three proposals put to a vote of its shareholders at Mannatech’s annual shareholder meeting held Wednesday, June 18, 2008.

Mannatech’s new President and Chief Executive Officer, Wayne L. Badovinus, was introduced to shareholders, employees, and visitors by Chairman of the Board, Samuel L. Caster.

Also at the meeting a discussion of the company’s results and accomplishments was led by Sam Caster, along with Terry L. Persinger, former president and chief executive officer, and Stephen D. Fenstermacher, chief financial officer and senior vice president. Additional highlights discussed at the meeting related to Mannatech’s operations for 2007 and for the first quarter of 2008.

More than 97% of shareholders voting in person or by proxy approved Mannatech’s proposal to elect the following to its Board of Directors (the “Board”) as Class III Directors: Alan D. Kennedy, Robert C. Blattberg, Ph.D., Robert Toth, and Terry L. Persinger. Mr. Persinger, who retired as Mannatech’s president and chief executive officer on June 15, 2008, resigned from the Board effective June 19, 2008. Wayne Badovinus was appointed to the Board in today’s Board proceedings filling the vacancy created by Terry’s resignation.

Approximately 99% of Mannatech’s shareholders voting in person or by proxy at the meeting and entitled to vote also ratified the appointment of Mannatech’s independent registered public accounting firm, BDO Seidman, LLP, for Mannatech’s fiscal year ended December 31, 2008. Approval of this proposal required the affirmative vote of a majority of the outstanding shares entitled to vote and represented in person or by proxy at the meeting.

Approximately 92% of Mannatech’s shareholders voting in person or by proxy at the meeting entitled to vote also approved Mannatech’s 2008 Stock Incentive Plan. Approval of this proposal required the affirmative vote of a majority of the outstanding shares entitled to vote and represented in person or by proxy at the meeting.

About Mannatech

Mannatech, Incorporated, is a global wellness solutions provider of innovative, high-quality, proprietary nutritional supplements, topical and skin care products, and weight management products sold through independent associates and members located in the United States and the international markets of Canada, Australia, the United Kingdom, Japan, New Zealand, the Republic of Korea, Taiwan, Denmark, Germany, and South Africa.

Please Note: This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as “intend” or other similar words or the negative of such terminology. Similarly, descriptions of Mannatech’s objectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. Mannatech believes this release should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, Mannatech’s inability to attract and retain associates and members, increases in competition, litigation, regulatory changes, and its planned growth into new international markets. Although Mannatech believes that the expectations, statements, and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this release, as well as those set forth in its latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this release.

Contact Information:

Gary Spinell

Vice President

Corporate Communications

972-471-6512

ir@mannatech.com

www.mannatech.com

www.exploremannatech.com